GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT is dated as of August 31, 2012 (together with any amendments or modifications hereto in effect from time to time, the "**Guaranty**"), and is made by **MILLENNIUM PROCOMM SOLUTIONS, INC.**, a New York corporation, **MILLENNIUM CODING & BILLING, INC.**, a New York corporation, **MILLENNIUM MEDICAL DEVICES, LLC**, a New York limited liability company, **MILLENNIUM VASCULAR MANAGEMENT GROUP, INC.**, a New York corporation, and **MILLENNIUM VASCULAR MANAGEMENT GROUP OF STATEN ISLAND, LLC**, a New York limited liability company (each of them individually referred to as a "**Guarantor**" and all of them collectively referred to as the "**Guarantors**"), in favor of **TCA GLOBAL CREDIT MASTER FUND, LP** ("**TCA**").

WHEREAS, pursuant to a Securities Purchase Agreement dated of even date herewith between Millennium Healthcare, Inc., a Delaware corporation ("**MHCC**") and TCA (the "**Purchase Agreement**"), MHCC has agreed to issue to TCA and TCA has agreed to purchase from MHCC a certain convertible promissory note (the "**Note**"), as more specifically set forth in the Purchase Agreement; and

WHEREAS, in order to induce TCA to purchase the Note, and with full knowledge that TCA would not purchase the Note without this Guaranty, each of the Guarantors has agreed to execute and deliver this Guaranty to TCA, for the benefit of TCA, as security for the "Liabilities" (as hereinafter defined); and

WHEREAS, each of the Guarantors is a wholly owned subsidiary of MHCC and will substantially benefit from TCA's purchase of the Note;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1. LIABILITIES GUARANTEED.

Guarantors, jointly and severally (if more than one), hereby guarantee and become surety to TCA for the full, prompt and unconditional payment of the Liabilities, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by MHCC under the Purchase Agreement and the other Transaction Documents. This Guaranty is a primary obligation of each of the Guarantors and shall be a continuing inexhaustible Guaranty. This is a guaranty of payment and not of collection. TCA may require Guarantors, or any one of them, to pay and perform its liabilities and obligations under this Guaranty and may proceed immediately against any of the Guarantors without being required to bring any proceeding or take any action against MHCC or any other Person prior thereto; the liability of each Guarantor hereunder being independent of and separate from the liability of MHCC, any other Person, and the availability of other collateral security for the Note and the other Transaction Documents.

2. **DEFINITIONS**.

All capitalized terms used in this Guaranty that are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement, unless the context of this Guaranty requires otherwise. In addition to the capitalized terms defined in the Purchase Agreement, unless the context otherwise requires, when used herein, the following capitalized terms shall have the following meanings (provided that if a capitalized term used herein is defined in the Purchase Agreement and separately defined in this Guaranty, the meaning of such term as defined in this Guaranty shall control for purposes of this Guaranty):

2.1. "**Liabilities**" means, collectively: (i) the repayment of all sums due under the Note (and all extensions, renewals, replacements, future advances and amendments thereof) and the other Transaction Documents; and (ii) the performance and observance of all terms, conditions, covenants, representations and warranties set forth in all of the Transaction Documents.

3. **REPRESENTATION AND WARRANTIES**. Each Guarantor represents and warrants to TCA as follows:

3.1. **Organization, Powers**. Guarantor: (i) is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws of its state of incorporation or organization; (ii) has the power and authority to own its properties and Assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform (and the officer, manager or member, as applicable, executing this Guaranty on behalf of Guarantor has been duly authorized to so act and execute this Guaranty on behalf of the Guarantor), and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Transaction Documents to which it is a party.

3.2. **Execution of Guaranty**. This Guaranty, and each other Transaction Document to which Guarantor is a party, have been duly executed and delivered by Guarantor. Execution, delivery and performance of this Guaranty and each other Transaction Document to which Guarantor is a party will not: (i) violate any provision of any Law, any Judgment, or any provision of any Contract or other instrument to which Guarantor is a party or by which Guarantor or any of its properties or Assets are bound; (ii) result in the creation or imposition of any Encumbrance of any nature on any Assets of Guarantor, other than the liens created by the Transaction Documents; and (iii) require any Consent from, exemption of, or filing or registration with, any Governmental Authority or any other Person.

3.3. **Obligations of Guarantor**. This Guaranty and each other Transaction Document to which Guarantor is a party are the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally. The purchase of the Note by TCA and the assumption by Guarantor of its obligations hereunder and under any other Transaction

Document to which Guarantor is a party will result in material benefits to Guarantor. This Guaranty was entered into by Guarantor for commercial purposes.

3.4. **Litigation**. There is no Proceeding at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Guarantor, threatened, against or affecting Guarantor or any of its properties, assets or rights which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing the Liabilities; (ii) Guarantor's right to carry on its business substantially as now conducted (and as now contemplated); (iii) Guarantor's financial condition; (iv) Guarantor's capacity to consummate and perform its obligations under this Guaranty or any other Transaction Document to which Guarantor is a party; or (v) or otherwise cause a Material Adverse Effect.

3.5. **No Defaults**. Guarantor is not in default beyond the expiration of any applicable grace or cure periods, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any Contract or other instrument to which Guarantor is a party or by which Guarantor or any of its properties or Assets are bound.

3.6. **No Untrue Statements**. To the knowledge of Guarantor, no Transaction Document or other document, certificate or statement furnished to TCA by or on behalf of MHCC or Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by TCA as an inducement to purchase the Note.

4. NO LIMITATION OF LIABILITY.

4.1. Each Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of a Person other than Guarantor and, in full recognition of that fact, each Guarantor consents and agrees that TCA may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness of this Guaranty: (i) change the manner, place or terms of payment of (including, without limitation, any increase or decrease in the principal amount of the Liabilities or the interest rate), and/or change or extend the time for payment of, or renew, supplement or modify, any of the Liabilities, any security therefor, or any of the Transaction Documents evidencing same, and the Guaranty herein made shall apply to the Liabilities and the Transaction Documents as so changed, extended, renewed, supplemented or modified; (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property securing the Liabilities; (iii) supplement, modify, amend or waive, or enter into or give any agreement, approval, waiver or consent with respect to, any of the Liabilities, or any part thereof, or any of the Transaction Documents, or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iv) exercise or refrain from exercising any rights against MHCC or other Persons (including any Guarantor) or against any security for the Liabilities; (v) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Transaction Documents or the Liabilities, or any part thereof; (vi) accept partial payments on the Liabilities; (vii) receive and hold additional security or guaranties for the Liabilities, or any part thereof; (viii) release, reconvey, terminate, waive, abandon, fail to perfect,

subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as TCA, in its sole and absolute discretion, may determine; (ix) add, release, settle, modify or discharge the obligation of any maker, endorser, guarantor, surety, obligor or any other Person who is in any way obligated for any of the Liabilities, or any part thereof; (x) settle or compromise any Liabilities, whether in a Proceeding or not, and whether voluntarily or involuntarily, dispose of any security therefor (with or without consideration and in whatever manner TCA deems appropriate), and subordinate the payment of any of the Liabilities, whether or not due, to the payment of liabilities owing to creditors of MHCC other than TCA and any Guarantor; (xi) consent to the merger, change or any other restructuring or termination of the corporate existence of MHCC or any other Person, and correspondingly restructure the Liabilities, and any such merger, change, restructuring or termination shall not affect the liability of any Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Liabilities; (xii) apply any sums it receives, by whomever paid or however realized, to any of the Liabilities and/or (xiii) take any other action which might constitute a defense available to, or a discharge of, MHCC or any other Person (including any Guarantor) in respect of the Liabilities.

4.2. The invalidity, irregularity or unenforceability of all or any part of the Liabilities or any Transaction Document, or the impairment or loss of any security therefor, whether caused by any action or inaction of TCA, or otherwise, shall not affect, impair or be a defense to any Guarantor's obligations under this Guaranty.

4.3. Upon the occurrence and during the continuance of any Event of Default, TCA may enforce this Guaranty independently of any other remedy, guaranty or security TCA at any time may have or hold in connection with the Liabilities, and it shall not be necessary for TCA to marshal assets in favor of MHCC, any other guarantor of the Liabilities or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Each Guarantor expressly waives any right to require TCA to marshal assets in favor of MHCC or any other Person, or to proceed against MHCC or any other guarantor of the Liabilities or any collateral provided by any Person, and agrees that TCA may proceed against any obligor (including any Guarantor) and/or the collateral in such order as TCA shall determine in its sole and absolute discretion. TCA may file a separate action or actions against Guarantors, or any one or more of them, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Guarantor agrees that TCA and MHCC may deal with each other in connection with the Liabilities or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

4.4. Each Guarantor expressly waives, to the fullest extent permitted by applicable law, any and all defenses which such Guarantor shall or may have as of the date hereof arising or asserted by reason of: (i) any disability or other defense of MHCC, or any other guarantor for the Liabilities, with respect to the Liabilities; (ii) the unenforceability or invalidity of any security for or guaranty of the Liabilities or the lack of perfection or continuing perfection or failure of priority of any security for the Liabilities; (iii) the cessation for any cause whatsoever of the liability of MHCC, or any other guarantor of the Liabilities (other than by reason of the full

payment and performance of all Liabilities (other than contingent indemnification obligations)); (iv) any failure of TCA to marshal assets in favor of MHCC or any other Person; (v) any failure of TCA to give notice of sale or other disposition of collateral to MHCC or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral; (vi) any failure of TCA to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Liabilities, including, without limitation, any failure of TCA to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Liabilities; (vii) any act or omission of TCA or others that directly or indirectly results in or aids the discharge or release of MHCC or any other guarantor of the Liabilities, or of any security or guaranty therefor by operation of law or otherwise; (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount or in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (ix) any failure of TCA to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (x) the election by TCA, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (xi) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (xii) any use of collateral under Section 363 of the United States Bankruptcy Code; (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xiv) the avoidance of any lien or security interest in favor of TCA for any reason; (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including without limitation any discharge of, or bar or stay against collecting, all or any of the Liabilities (or any interest thereon) in or as a result of any such proceeding; or (xvi) any action taken by TCA that is authorized by this Section or any other provision of any Transaction Document. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Liabilities, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Liabilities.

4.5. This is a continuing guaranty and shall remain in full force and effect as to all of the Liabilities until such date as all amounts owing by MHCC to TCA shall have been indefeasibly paid in full in cash and all commitments of TCA to purchase any securities under the Purchase Agreement or to otherwise advance any funds to MHCC have terminated or expired and all obligations of MHCC with respect to any of the Liabilities shall have terminated or expired (such date is referred to herein as the "**Termination Date**").

5. LIMITATION ON SUBROGATION. Until the Termination Date, each Guarantor waives any present or future right to which Guarantor is or may become entitled to be subrogated to TCA's rights against MHCC or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of TCA against MHCC or any security which TCA now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to any Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the

Liabilities have not been paid in full, each Guarantor shall hold such funds or property in trust for TCA and shall forthwith pay over to TCA such funds and/or property to be applied by TCA to the Liabilities.

6. COVENANTS.

6.1. **Financial Statements; Compliance Certificate**. No later than ten (10) days after written request therefore from TCA, each Guarantor shall deliver to TCA: (a) financial statements disclosing all of Guarantor's Assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and in form acceptable to TCA, signed by Guarantor, and certified by Guarantor to TCA to be true, correct and complete; (b) complete copies of federal tax returns, including all schedules, each of which shall be signed and certified by Guarantor to be true and complete copies of such returns; and (c) such other information respecting the Guarantor as TCA may from time to time reasonably request.

6.2. **Subordination of Other Debts**. Each Guarantor hereby: (a) subordinates the obligations now or hereafter owed by MHCC to Guarantor ("**Subordinated Debt**") to any and all obligations of MHCC to TCA now or hereafter existing while this Guaranty is in effect, and hereby agrees that Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to TCA by Guarantor, properly endorsed to the order of TCA, to apply to the Liabilities.

6.3. **Security for Guaranty**. All obligations and liability of each Guarantor evidenced by this Guaranty is also secured by all of the Assets and property of each Guarantor pursuant to that certain Security Agreement by and between each of the Guarantors and TCA made of even date herewith (the "**Security Agreement**"). All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in the Security Agreement or any other Transaction Documents to which any Guarantor is a party which are to be kept and performed by any Guarantor are hereby made a part of this Guaranty to the same extent and with the same force and effect as if they were fully set forth herein, and each Guarantor covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

7. EVENTS OF DEFAULT.

Each of the following shall constitute a default (each, an "**Event of Default**") hereunder:

7.1. Non-payment when due, and after all applicable grace periods, of any sum required to be paid to TCA under any of the Transaction Documents or of any of the other Liabilities;

7.2. A breach by any Guarantor of any other term, covenant, condition, obligation or agreement under this Guaranty;

7.3. Any representation or warranty made by any Guarantor in this Guaranty or under the Purchase Agreement or any other Transaction Documents shall prove to be false, incorrect or misleading in any material respect as of the date when made;

7.4. A default by MHCC or any Guarantor, after all applicable grace or notice periods, under any of the Transaction Documents; or

7.5. The occurrence of any of the following events: (i) any Guarantor makes an assignment for the benefit of creditors; (ii) any order or decree is rendered by a court which appoints or requires the appointment of a receiver, liquidator or trustee for any Guarantor, and the order or decree is not vacated within thirty (30) days from the date of entry thereof; (iii) any order or decree is rendered by a court adjudicating any Guarantor insolvent, and the order or decree is not vacated within thirty (30) days from the date of entry thereof; (iv) any Guarantor files a petition in bankruptcy under the provisions of any bankruptcy law or any insolvency act; (v) any Guarantor admits, in writing, its inability to pay its debts as they become due; (vi) a proceeding or petition in bankruptcy is filed against any Guarantor and such proceeding or petition is not dismissed within thirty (30) days from the date it is filed; or (vii) any Guarantor files a petition or answer seeking reorganization or arrangement under the bankruptcy laws or any law or statute of the United States or any state.

8. REMEDIES.

8.1. Upon an Event of Default, all liabilities and obligations of Guarantors, and each one of them, hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law or in equity, TCA may:

8.1.1. Enforce the obligations of Guarantors, and each one of them, under this Guaranty.

8.1.2. To the extent not prohibited by and in addition to any other remedy provided by law or equity, setoff against any of the Liabilities any sum owed by TCA in any capacity to any Guarantor whether due or not.

8.1.3. Perform any covenant or agreement of any Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as TCA may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys' fees and costs, incurred by TCA in connection with the foregoing shall be included in the Liabilities guaranteed hereby, and shall be due and payable on demand, together with interest at the highest non-usurious rate permitted by applicable law, such interest to be calculated from the date of such advance to the date of repayment thereof. Any such action by TCA shall not be deemed to be a waiver or release of any Guarantor hereunder and shall be without prejudice to any other right or remedy of TCA.

8.2. Settlement of any claim by TCA against MHCC, whether in any Proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty, except to the extent of the amount actually paid by MHCC or any other obligated

Person and legally retained by TCA in connection with the settlement (unless otherwise provided for herein).

9. MISCELLANEOUS.

9.1. **Disclosure of Financial Information**. TCA is hereby authorized to disclose any financial or other information about any Guarantor to any Governmental Authority having jurisdiction over TCA or to any present, future or prospective participant or successor in interest in the Note. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Guarantor.

9.2. **Remedies Cumulative**. The rights and remedies of TCA, as provided herein and in any other Transaction Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon TCA at law or in equity. The failure, at any one or more times, of TCA to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. TCA shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Guaranty.

9.3. **Integration**. This Guaranty and the other Transaction Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and thereby and supersede all oral negotiations and prior writings with respect thereto.

9.4. **Attorneys' Fees and Expenses**. If TCA retains the services of counsel by reason of a claim of an Event of Default hereunder or under any of the other Transaction Documents, or on account of any matter involving this Guaranty, or for examination of matters subject to TCA's approval under the Transaction Documents, all costs of suit and all reasonable attorneys' fees and such other reasonable expenses so incurred by TCA shall forthwith, on demand, become due and payable and shall be secured hereby.

9.5. **No Implied Waiver**. TCA shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by TCA, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

9.6. **Waiver**. Except as otherwise provided herein or in any of the Transaction Documents, each Guarantor waives notice of acceptance of this Guaranty and notice of the Liabilities and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor, and all other notices to which each Guarantor might otherwise be entitled or which might be required by law to be given by TCA. Each Guarantor waives the right to any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by TCA against it. Each Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and the

right to assert against TCA any defenses, set-offs, counterclaims, or claims that any Guarantor may have at any time against MHCC or any other party liable to TCA.

9.7. **No Third Party Beneficiary**. Except as otherwise provided herein, Guarantors and TCA do not intend the benefits of this Guaranty to inure to any third party and no third party (including MHCC) shall have any status, right or entitlement under this Guaranty.

9.8. **Partial Invalidity**. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.9. **Binding Effect**. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that this Guaranty cannot be assigned by Guarantors, or any one of them, without the prior written consent of TCA, and any such assignment or attempted assignment by any Guarantor shall be void and of no effect with respect to the TCA.

9.10. **Modifications**. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.11. **Sales or Participations**. TCA may from time to time sell or assign the Note, in whole or in part, or grant participations in the Note and/or the obligations evidenced thereby without the consent of MHCC or any Guarantor, provided, however, TCA shall provide written notice to MHCC and Guarantors of any such assignment or grant of participations. The holder of any such sale, assignment or participation, if the applicable agreement between TCA and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of TCA (to the extent of such holder's interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to Guarantors (to the extent of such holder's interest or participation), in each case as fully as though Guarantors were directly indebted to such holder. TCA may in its discretion give notice to Guarantors of such sale, assignment or participation; however, the failure to give such notice shall not affect any of TCA's or such holder's rights hereunder.

9.12. **Jurisdiction**. Each Guarantor hereby consents that any action or proceeding against him be commenced and maintained in Clark County, State of Nevada by service of process on them; and each Guarantor agrees that the courts of such County shall have jurisdiction with respect to the subject matter hereof and the person of each Guarantor and all collateral securing the obligations of each Guarantor, provided, however, that nothing herein shall prevent TCA from bringing suit or taking legal action in any other jurisdiction. Each Guarantor agrees not to assert any defense to any action or proceeding initiated by TCA based upon improper venue or inconvenient forum.

9.13. **Notices**. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Guarantors:	c/o Millennium Healthcare, Inc.
400 Garden City Plaza Suite 440 Garden City NY 11530	~~6901 Jericho Turnpike, Suite 101~~
	~~Syosset, NY 11791~~
	Attn: Mr. Dominick Sartorio, CEO
	Telephone: 516 628-5500
	Facsimile: 516 628-5400
	E-Mail: Dominick@MillenniumHCS.com
With a copy to: (which shall not constitute notice)	Seth Brookman, Esq. Lucosky Brookman, LLP 33 Wood Avenue South, 6th Floor Iselin, New Jersey 08830 Phone: (732) 395-4400 Fax: (732) 395-4401 Email: sbrookman@lucbro.com
If to TCA:	TCA Global Credit Master Fund, LP 1404 Rodman Street Hollywood, FL 33020 Attn: Mr. Robert Press Telephone: (786) 323-1650 Facsimile: (786) 323-1651 E-Mail: bpress@trafcap.com
With a copy to:	David Kahan, P.A. 6420 Congress Ave., Suite 1800 Boca Raton, FL 33487 Attn: David Kahan, Esq. Telephone: (561) 672-8330 Facsimile: (561) 672-8301 E-Mail: david@dkpalaw.com

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Guaranty may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other

form of written confirmation from the receiving party) that the notice has been received by the other party.

9.14. **Governing Law**. This Guaranty shall be governed by and construed in accordance with the substantive laws of the State of Nevada without reference to conflict of laws principles.

9.15. **Joint and Several Liability**. The word "Guarantor" or "Guarantors" shall mean all of the undersigned persons, if more than one, and their liability shall be joint and several. The liability of Guarantors shall also be joint and several with the liability of any other guarantor under any other guaranty.

9.16. **Continuing Enforcement**. If, after receipt of any payment of all or any part of the Liabilities, TCA is compelled or reasonably agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and each Guarantor shall be liable for, and shall indemnify, defend and hold harmless TCA with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Liabilities, the cancellation or redemption of the Note, this Guaranty or any other Transaction Document, the release of any security interest, lien or Encumbrance securing the Liabilities or any other action which TCA may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

9.17. WAIVER OF JURY TRIAL. EACH GUARANTOR AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY TCA OR ANY GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. TCA AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, EACH GUARANTOR WAIVES ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT TCA WOULD NOT PURCHASE THE NOTE IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

[Signatures on the following page]

IN WITNESS WHEREOF, each Guarantor, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

MILLENNIUM PROCOMM SOLUTIONS, INC.

By: [signature] CEO
Name: DOMINICK SARTORIO
Title: CEO

Date: 9/20/12

MILLENNIUM CODING & BILLING, INC.

By: [signature] CEO
Name: DOMINICK SARTORIO
Title: CEO

Date: 9/20/12

MILLENNIUM MEDICAL DEVICES, LLC

By: [signature] CEO
Name: DOMINICK SARTORIO
Title: CEO

Date: 9/20/12

MILLENNIUM VASCULAR MANAGEMENT GROUP, INC.

By: [signature] CEO
Name: DOMINICK SARTORIO
Title: CEO

Date: 9/20/12

MILLENNIUM VASCULAR MANAGEMENT GROUP OF STATEN ISLAND, LLC

By: [signature] CEO
Name: DOMINICK SARTORIO
Title: CEO

Date: 9/20/12